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                                                                  EXHIBIT 10.11
                             PROGRAMMED LENDING NOTE

$5,000,000.00                                                      MAY 31, 1999
-------------                                                      ------------

      The undersigned jointly and severally promise(s) to pay to the order of FIRST NATIONAL BANK AND TRUST CO. OF KEARNEY ("Lender") the sum of FIVE MILLION
AND NO/100                                                             DOLLARS,
          -------------------------------------------------------------
or so much thereof as may be advanced from time to time, with interest at the rate set forth below (calculated on the basis of actual days elapsed in a 365 day year) on the unpaid principal balance until this Note is fully paid. Principal and interest shall be payable at Lender's office, or at such other place as the holder hereof may designate, in lawful money of the United States. Unless otherwise provided herein all payments shall be applied first to accrued interest and the balance to principal.
          The interest rate of this Note shall be:
                an annual rate of   %.
                an annual rate                       Lender's Reference Rate as
                established from time to time,
          each change in the interest rate to be effective on the day of a change in the Reference Rate. The initial interest rate
          shall be        %.
                an annual rate                       Lender's Reference Rate,
          to be adjusted on the         day of each                  during the
          term of this Note.  The initial interest rate shall be           %.
            X   an annual rate        0.00% ABOVE NEW YORK PRIME AS PUBLISHED
          IN THE WALL STREET JOURNAL AS ESTABLISHED FROM TIME TO TIME . The initial rate shall be 8.50 %. Interest after maturity (whether this Note matures by demand, acceleration or lapse of time) shall be charged on the outstanding principal of default at % above the rate at maturity or X 16.0% ("Default Rate"). In no event shall the interest charged on this Note exceed the maximum rate, if any, allowed by law.
      Principal and interest shall be due in a single payment on N/A or as follows: MONTHLY INTEREST PAYMENTS DUE BEGINNING JULY 1, 1999, AND CONTINUING MONTHLY THEREAFTER; and, if not sooner paid, all unpaid principal and accrued interest shall be due and payable on MAY 31, 2000
      X (Check if applicable) If any payment of principal or interest is not paid within 15 days after the due date, a late charge of four percent(4%) of the amount of the delinquent payment may be assessed by the holder; provided, however, that nothing in this paragraph shall limit or affect the holder's right to accelerate the sums owing under this Note as set forth below or any other rights and remedies of the holder hereunder or under the Loan Documents (as defined below).
      The term "Lender's Reference Rate" shall mean a rate established by the Lender from time to time for its internal use and guidance in the pricing of loans. Lender may, at its sole discretion, change its Reference Rate and the undersigned agree(s) that Lender is not obligated to give notice of changes in Lender's Reference Rate or other index used for establishing the interest rate of this Note. No representation is made that Lender's Reference Rate or other index used for establishing the interest rate of this Note is either the lowest, the best or a favored rate.
      This obligation may be prepaid, in whole or in part, at any time without penalty. Any partial prepayment shall not postpone the due date or change the amount of any subsequent installments.
      All advances under this Note made after maturity, if any, are subject to all terms and conditions hereof and are due and payable on demand; provided that Lender has no obligation to make any advances or readvances after maturity.
      Upon non-payment of any installment of principal or interest when due; or if holder shall at any time believe that the prospect of timely payment of this
Note is impaired; or upon the death, dissolution, termination of existence, insolvency, business failure or appointment of a receiver of any part of the property of, or upon any assignment for the benefit of creditors by, any maker(s), endorser(s), surety(ies) or guarantor(s) of this Note; or upon the occurrence of any event of default under any of the Loan Documents; the holder shall have the right to declare the entire balance due and payable without notice. If this Note is payable on demand nothing contained herein shall prevent the holder from demanding payment of this Note at any time and for any reason without prior notice. The failure of the holder to exercise this option to accelerate, or to exercise any other right or remedy hereunder or under the Loan Documents, shall not constitute a waiver of such option, right or remedy, and the holder may exercise such option, right or remedy during any existing or subsequent default regardless of any prior forbearance.
      The undersigned agree(s) to pay all costs, fees and expenses incurred by the holder in connection with any action taken to collect any sums due hereunder or under the Loan Documents, to enforce any provisions hereof or of the Loan Documents, or to protect any of the holder's rights hereunder or under the Loan Documents (collectively, "Costs"). Such Costs shall include, but not be limited to, costs of title searches, commitments and policies, sums advanced to discharge liens on or otherwise to protect any collateral for this Note, and unless prohibited by law reasonable attorney fees. Such Costs shall be added to the principal sum due hereunder and draw interest at the Default Rate.
      Lender shall have at all times a security interest in and right of set-off against the balances in any deposit account with respect to which the maker(s) and endorser(s) hereof, or any of them, are parties, and may at any time, without notice, apply


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the same against payment of this Note or any other obligation of the undersigned to Lender, whether due or not, regardless of the existence or amount of any other security held by Lender.
      The holder hereof may without notice to or consent of, and without releasing or diminishing the liability of, any maker or endorser of this Note:
(i) agree with any maker hereof to modify the rate or any terms of payment of this Note, or any terms of the Loan Documents without limitation; (ii) sell, exchange, cancel, release, surrender, realize upon or otherwise deal with in any manner and in any order all or any part of any collateral securing this Note; or
(iii) release any party to this Note. Each maker and endorser waives presentment, demand, notice of dishonor and protest, and consents to any number of extensions and renewals for any periods without notice. The undersigned agree(s) that each provision whose box is checked is part of this Note. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers and shall be binding upon each of them, their successors and assigns. This Note shall be governed by the laws of the State of Nebraska.
      This Note is governed by, and Lender is entitled to the benefits of, any and all loan agreement(s), security agreement(s), mortgage(s), deed(s) of trust, and other security documents executed by the undersigned, or any of them, in favor of Lender, including without limitation LOAN AGREEMENT DATED 5-31-99 (collectively, "Loan Documents").

      These funds are advanced for the purpose of WORKING CAPITAL
--------------------------                      --------------------------
                                                  THE BUCKLE, INC.

                                             BY   DENNIS H, NELSON
--------------------------                       --------------------------
Note No.              LINE 229351     Address PO BOX 1480   KEARNEY NE  68848
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